EXHIBIT 10.45 TO CURRENT REPORT ON FORM 8-K DATED AS OF APRIL 15, 2003

                 ASSUMPTION AND INDEMNITY REINSURANCE AGREEMENT

     THIS  ASSUMPTION  AND  INDEMNITY  REINSURANCE AGREEMENT (this "Agreement"),
                                                                    ---------
dated as of April 7, 2003, is made by and among HEALTH NET LIFE INSURANCE COMPANY, a California domiciled life and disability insurance company (the "Company"), and SAFEHEALTH LIFE INSURANCE COMPANY, a California domiciled life
--------
and  disability  insurance  company  (the  "Reinsurer").  The  Company  and  the
                                            ---------
Reinsurer  are  referred  to  herein  collectively  as  the  "Parties".
                                                              -------

     WHEREAS, the Company desires to transfer and assign to the Reinsurer all of the Company's right, title and interest in and to the Novated Dental Policies;

     WHEREAS, the Reinsurer desires to assume all of the Company's duties and obligations in connection with, relating to, or arising at any time out of such Novated Dental Policies upon the terms and conditions set forth herein;

     WHEREAS, the Company desires to cede, on an indemnity reinsurance basis, to the Reinsurer, the Company's Policy Liabilities in connection with, relating to and arising out of the Non-Novated Dental Policies, upon the terms and conditions set forth herein;

     WHEREAS, the Reinsurer desires to reinsure on an indemnity reinsurance basis the Company's Policy Liabilities arising under or in connection with the Non-Novated Dental Policies, upon the terms and conditions set forth herein; and

     WHEREAS,  in  connection  with  the  foregoing,  the  Health  Net, Inc. and
SafeGuard Health Enterprises, Inc. have entered into the Purchase and Sale Agreement dated as of April 7, 2003 (the "Purchase and Sale Agreement") which
                                             ---------------------------
calls for the execution and delivery of this Agreement as of the Closing of the transactions contemplated thereunder.

     NOW, THEREFORE, in consideration of the mutual covenants and promises, and upon the terms and conditions hereinafter set forth, the Parties hereto agree as follows.

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

     Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given such terms in the Purchase and Sale Agreement. For purposes of this Agreement, the following terms shall have the meanings specified below.

     "Claims"  shall  have  the  meaning  set  forth  in  Section  7.03.
      ------

     "Dental  Policies"  means  all  policies or other agreements (including all
      ----------------
supplements, endorsements, riders and ancillary agreements in connection therewith) with individuals, employers or other group sponsors that obligate the Company to provide, arrange for the provision of, or indemnify for the cost of dental care services and dental supplies as specified therein, which policies or other agreements (i) are in effect as of the Effective Time or (ii)
become effective after the Effective Time, including through (A) the reinstatement of lapsed policies pursuant to provisions therein or of applicable law, or (B) the issuance or renewal thereof by the Company after the Effective Time to honor quotes outstanding as of the Effective Time, or to satisfy renewal rights of individuals, employers or other group sponsors under contractual provisions or applicable law, or (C) modifications agreed to by the Reinsurer on behalf of the Company pursuant to the authority granted to the Reinsurer under
Section  7.01  of  this  Agreement, provided, however, Dental Policies shall not
                                    --------  -------
include any policy or other agreements (including all supplements, endorsements, riders and ancillary agreements in connection therewith) with individuals, employers or other group sponsors that obligate the Company to provide, arrange for the provision of, or indemnify for the cost of dental care services and dental supplies as a Medicare + Choice Preferred Provider Organization pursuant to Contract Number P01239 by and between the Company and the Centers for Medicare and Medicaid Services.

     "Dental  Services"  shall  have  the  meaning  set  forth  in Section 7.07.
      ----------------

     "Dispute"  shall  have  the  meaning  set  forth  in  Section  11.02.
      -------

     "Disputed  Claim"  shall  have  the  meaning  set  forth  in  Section 7.03.
      ---------------

     "Disputed  Complaint"  shall  have  the  meaning set forth in Section 7.05.
      -------------------

     "Effective  Time"  means  11:59  p.m.  Pacific  Time,  on the Closing Date.
      ---------------

     "Extra-Contractual  Liabilities"  means  any  and  all  liabilities  and
      ------------------------------
obligations of any nature, kind or description (i) for consequential, extra-contractual, tort, bad faith, exemplary, punitive, special or similar damages and (ii) for statutory or regulatory damages, fines, penalties, forfeitures, and similar charges of a penal or disciplinary nature.

     "GAAP"  means generally accepted accounting principles consistently applied
      ----
throughout the specified period and in a comparable period in the immediately preceding year.

     "JAMS"  shall  have  the  meaning  set  forth  in  Section  11.03.
      ----

     "Member  Materials"  shall  have  the  meaning  set  forth in Section 3.01.
      -----------------

     "Members"  means  the  individuals  (including  their  covered  spouses and
      -------
covered  dependents)  entitled  to  Dental Services pursuant to Dental Policies.

     "Non-Novated  Dental  Policies" shall have the meaning set forth in Section
      ----------------------------
2.04.

     "Novated  Dental  Policies"  means those Dental Policies transferred to the
      -------------------------
Reinsurer by novation as of the Novation Date and under which Dental Policies the Reinsurer shall have become the successor to the Company under the Dental Policies as described in Section 2.03.

     "Novation  Date"  shall  have the meaning set forth in Section 3.02 hereof.
      --------------

     "Obligations"  shall  have  the  meaning  set forth in Section 2.01 hereof.
      -----------

     "Policy  Liabilities" means the Company's gross liabilities and obligations
      -------------------
arising under or in connection with the Dental Policies to the extent the same are unpaid or unperformed on or after the Effective Time, before deduction for all other applicable cessions, if any, under the Company's reinsurance programs. In addition, the term "Policy Liabilities" shall include:

     (a) all Extra-Contractual Liabilities that arise from any act, error or omission after the Effective Time, whether or not intentional, in bad faith or otherwise, by the Reinsurer or any of its affiliates, or any of their respective officers, employees, agents or representatives relating to the Dental Policies, and any attorneys' fees incurred by the Reinsurer or the Company related to such Extra-Contractual Liabilities;

     (b) all liabilities and obligations for premium taxes arising on account of any premiums with respect to the Dental Policies allocable to coverage after the Effective Time;

     (c) all liabilities and obligations for returns or refunds of premiums (irrespective of when due) under the Dental Policies;

     (d) any assessment required by any insurance guaranty, insolvency, comprehensive health association or other similar fund maintained by any jurisdiction relating to the Dental Policies assessed or imposed on the basis of premium for coverage after the Effective Time;

     (e) all liabilities and obligations for commission payments and other compensation, if any, due and payable with respect to the Dental Policies to or for the benefit of agents and brokers to the extent that such amount accrues after the Effective Time;

     (f) all liabilities and obligations for payment of any compensation to providers relating to Dental Services provided to Members under the Dental Policies regardless of the "date of service"; and

     (g) any obligation arising as a result of the Reinsurer 's failure to perform its obligations pursuant to Section 7.07.

     "SAP"  means  statutory  accounting  practices  prescribed  or permitted by
      ---
applicable insurance regulatory authorities consistently applied throughout the specified period and in the comparable period in the immediately preceding year.

     "Services"  shall  have  the  meaning  set  forth  in  Section  7.02.
      --------

                                   ARTICLE II
                       BUSINESS TRANSFERRED AND REINSURED
                       ----------------------------------

     Section  2.01.  Assignment  of  Dental  Policies.  As of the Effective Time
                     -----------------------------
(i) except as is otherwise provided in Section 5.01 below, the Company hereby transfers and assigns to the Reinsurer all of the Company's right, title and interest in the Dental Policies identified in

Schedule  2.01  attached  hereto  and  made  a  part hereof and delegates to the
--------------
Reinsurer all of the Company's duties and obligations of performance and payment under the Dental Policies arising after the Effective Time, and (ii) the Reinsurer hereby accepts, assumes and agrees to perform all of the Company's duties and obligations, whether direct, indirect, contingent, unliquidated, unmatured or otherwise arising after the Effective Time (collectively, "Obligations"), in connection with, relating to, or arising out of the Dental
 -----------
Policies.

     Section  2.02.  Novation.  As  soon  as  practicable  after  the  Effective
                     --------
Time, the Reinsurer shall use all commercially reasonable efforts to effect the assumption by novation by the Reinsurer of the Dental Policies (each such Dental Policy being referred to herein as a "Novated Dental Policies" and Novated
                                            -----------------------
Dental Policies shall include any such subsequently novated Dental Policies). If the Reinsurer does not for any reason assume by novation any Dental Policy, then the Reinsurer shall accept and reinsure, on an indemnity reinsurance basis, 100% of the Policy Liabilities related to such Non-Novated Dental Policies in accordance with the terms and conditions of this Agreement.

     Section  2.03. Direct Obligations. To the extent that the Reinsurer assumes
                    ------------------
by  novation  any  Dental Policies under applicable law, as of the Novation Date
(i) the Reinsurer shall be the successor to the Company under such Novated Dental Policies as if such Novated Dental Policies were direct obligations originally issued by the Reinsurer and the Reinsurer shall be responsible for the performance of all obligations and the payment of all benefits and amounts due under the Novated Dental Policies in accordance with their terms, (ii) the Reinsurer shall be substituted in the place and stead of the Company, and each Member under any such Novated Dental Policy shall disregard the Company as a party thereto and treat the Reinsurer as if it had been originally obligated thereunder except as otherwise provided herein, (iii) the Company shall be released of all liability with respect to such Novated Dental Policies, (iv) the Members under such Novated Dental Policies shall have the right to file claims arising under such Novated Dental Policies directly with the Reinsurer and shall have a direct right of action for indemnification, benefits and services under such Novated Dental Policies against the Reinsurer, and the Reinsurer hereby consents to be subject to any such direct action taken by any such Member, (v) the Reinsurer shall be responsible for all matters relating to administration of the Novated Dental Policies, including but not limited to policy changes, reinstatement standards, premium rate changes, policy renewals, agent commissions and administrative methods and procedures, and (vi) any indemnity reinsurance of such Novated Dental Policies and related liabilities thereunder by the Reinsurer shall cease and instead be replaced by such assumption by novation.

     Section  2.04.  Indemnity  Reinsurance. Effective as of the Effective Time,
                     ----------------------
the Company shall cede to the Reinsurer, and the Reinsurer shall assume from the Company on an indemnity reinsurance basis, 100% of the Policy Liabilities under all Dental Policies (including those Dental Policies that are identified in
Schedule  2.01  attached  hereto and made a part hereof) which the Reinsurer has
--------------
not for any reason (including the lack of any required approval or consent of a party to a Dental Policy) as of the Effective Time assumed by novation (each such Dental Policy being referred to herein as a "Non-Novated Dental Policy").
                                                    -------------------------
Notwithstanding the foregoing, the term "Non-Novated Dental Policy" shall not include any Dental Policy from and after the date of its assumption by novation at any time by the Reinsurer.

     Section  2.05.  Policy  Liabilities.  The Reinsurer accepts, reinsures, and
                     -------------------
assumes the Policy Liabilities subject to any and all defenses, setoffs, and counterclaims to which the Company would be entitled with respect to the Policy Liabilities, it being expressly understood and agreed by the Parties hereto that no such defenses, setoffs, or counterclaims are or shall be waived by the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, and that the Reinsurer is and shall be fully subrogated in and to all such defenses, setoffs, and counterclaims. From and after the Effective Time, as among the Parties, the Reinsurer shall bear and shall have responsibility for paying or performing all Policy Liabilities. The Policy Liabilities ceded under this Agreement shall be subject to any changes required by law or regulation and the same rates, terms, conditions, waivers, interpretations, modifications and alterations as the Non-Novated Dental Policies.

                                   ARTICLE III
                     ASSUMPTION CERTIFICATES; OPTION LETTERS
                     ---------------------------------------

     Section  3.01.  Member  Materials.  The  Reinsurer  shall  prepare  and
                     -----------------
deliver to every party to a Dental Policy a Notice of Transfer, Certificate of Assumption, and Notice of Rejection of Assumption substantially in the appropriate forms set forth in Exhibit A attached hereto (collectively, the
                                    ---------
"Member  Materials") and otherwise acceptable to both the Reinsurer and Company,
------------------
which shall inform each party to a Dental Policy of the proposed transfer and enable such party to accept or reject the assumption and novation.

     Section  3.02.  Mailing.  The  Member  Materials  shall be mailed on a date
                     -------
agreed upon by the Reinsurer and the Company, and, to the extent required by applicable law, shall be reviewed by and found acceptable to applicable regulatory  authorities  prior  to  mailing.  The  Reinsurer  shall deliver only
Member Materials that are in compliance with applicable law, regulation or regulatory authority. No assumption by novation of a Dental Policy shall take effect until the earlier of the acceptance of the assumption by the party to a Dental Policy or 90 days (or such other period, if any, as may be required by applicable law) (the "Novation Date") after Member Materials have been mailed to
                      -------------
the  party  to  such  Dental  Policy.

     Section  3.03.  Expenses.  All  expenses  incurred  by  the  Parties hereto
                     --------
pursuant  to  this  Article  shall  be  shared  equally  by  the  Parties.

                                   ARTICLE IV
                                      TERM
                                      ----

     Section  4.01.  Term.  This  Agreement  shall  remain  in  force and effect
                     ----
until all Policy Liabilities reinsured and assumed by Reinsurer have been discharged in full, or all Dental Policies are transferred and assumed by the Reinsurer by novation and all obligations of the Reinsurer hereunder have been discharged in full.

                                    ARTICLE V
                                  CONSIDERATION
                                  -------------

     Section  5.01.  Consideration  to  the  Reinsurer.  The  Reinsurer shall be
                     -------------------------------
entitled to all premium, premium adjustments and other consideration allocable to coverage after the Effective Time (irrespective of when due) received by the Company or the Reinsurer with respect to the

Dental Policies. In the event that the Company receives any premium or other consideration with respect to a Dental Policy allocable to coverage after the Effective Time, the Company shall promptly remit such premiums and other consideration to the Reinsurer along with all pertinent information pertaining thereto including the nature of the payment, source of funds, policy number and period to which it relates. In the event that the Reinsurer receives any premium or other consideration with respect to a contractual liability or contractual obligation arising under a Dental Policy paid or performed by the Company prior to the Effective Time, the Reinsurer shall promptly remit such premiums and other consideration to the Company along with all pertinent information pertaining thereto including the nature of the payment, source of funds, policy number and period to which it relates.

     Section  5.02.  Application  of  Future Consideration. Any premium, premium
                     --------------------------------------
adjustments and other consideration received and retained by the Reinsurer pursuant to Section 5.01 shall be applied by the Reinsurer to the oldest unpaid obligations or outstanding invoices relating to the period after the Effective Time.

     Section  5.03.  Additional  Consideration  for  Indemnity  Reinsurance  of
                     ----------------------------------------------------------
Non-Novated  Dental Policies.  As additional consideration for the assumption by
----------------------------
Reinsurer on an indemnity reinsurance basis of 100% of the Policy Liabilities under the Non-Novated Dental Policies, the Company shall (i) transfer to Reinsurer at the Effective Time admitted assets having a net admitted asset value determined in accordance with SAP as prescribed or permitted by the California Department of Insurance equal to the Company's net unearned premium reserve and loss and loss adjustment expense (including losses that have been incurred but not reported) reserve, if any, attributable to claims arising under the Non-Novated Dental Policies prior to the Effective Time; and (ii) assign to Reinsurer any amounts due to Company under any reinsurance agreements in effect on the Effective Time between the Company and any reinsurer (other than the Reinsurer) relating to the Policy Liabilities assumed by the Reinsurer under this Agreement.

     Section  5.04.  Additional  Consideration  for Assumption of Novated Dental
                     -----------------------------------------------------------
Policies.  As  additional  consideration  for  the  assumption  by  novation  by
--------
Reinsurer of the Novated Dental Policies, the Company shall (i) transfer to Reinsurer at the within five (5) Business Days after the end of the calendar month following the Novation Date admitted assets having a net admitted asset value determined in accordance with SAP as prescribed or permitted by the California Department of Insurance equal to the Company's net unearned premium reserve and loss and loss adjustment expense (including losses that have been incurred but not reported) reserve, if any, attributable to claims arising under the Novated Dental Policies prior to the Effective Time; and (ii) assign to Reinsurer any amounts due to Company under any reinsurance agreements in effect on the Effective Time between the Company and any reinsurer (other than the Reinsurer) relating to the Novated Dental Policies assumed by the Reinsurer under this Agreement.

                                   ARTICLE VI
                            ACCOUNTING AND SETTLEMENT
                            -------------------------

     Section  6.01.  Accounting  Reports.  On  or  before  the last Business Day
                     -------------------
of each month, the Reinsurer shall provide the Company with reports of activities under this Agreement with respect to the Non-Novated Dental Policies for the preceding month showing any amounts due the Company or the Reinsurer, as the case may be, as reimbursement for paid claims, premiums or other amounts due with respect to the Non-Novated Dental Policies and any information required by the Statement of Statutory Accounting Principles, as amended, of the National Association of Insurance Commissioners. On or before the last Business Day of January, April, July and October, the Reinsurer shall provide the Company with quarterly reports or an annual report of such activities as appropriate.

     Section  6.02.  Financial  Statement  Information.  The  Reinsurer  and the
                     ---------------------------------
Company shall each provide the other with the financial, accounting and actuarial information necessary to prepare SAP regulatory, tax and GAAP monthly, quarterly and annual financial statements and returns and satisfy other requirements including reserve and related calculations regarding the Non-Novated Dental Policies in the form reasonably required by the Reinsurer and the Company. The Company and the Reinsurer shall agree to mutually acceptable procedures and time schedules for the transmission and receipt of such information.

     Section  6.03. Settlements. Within ten (10) Business Days after delivery of
                    -----------
each monthly report, the Reinsurer and the Company shall settle on an estimated basis, all amounts then due under this Agreement for that month. The Reinsurer and the Company shall make a final settlement of all amounts due for each calendar year within twenty (20) Business Days after the delivery of the annual report referred to in Section 6.01 hereof.

     Section  6.04.  Net  Payment Basis. Amounts payable under this Agreement by
                     -------------------
the Parties hereto shall be settled against each other, dollar for dollar, and only a net payment shall be due; provided, however, that no balance or amount
                                    --------  -------
due by the Parties under any other agreement shall be offset against any obligation arising under this Agreement.

     Section  6.05.  Late Payments. Should any payment due any party be received
                     --------------
by such party more than sixty (60) days after the due date for such payment under this Agreement, interest shall accrue from the date on which such payment was due (taking into account the provisions of 6.06 hereof) until payment is received by the party entitled thereto, at an annual rate equal to the Bank of America Reference Rate quoted for six month periods as reported in The Wall Street Journal on the first Business Day of the month in which such payment first becomes due.

     Section  6.06.  Federal  Funds.  All  settlements  in  accordance with this
                     --------------
Agreement shall be made by wire transfer of immediately available funds on the due date, or if such day is not a Business Day, on the next day which is a Business Day. Payment may be made by check payable in immediately available funds in the event the party entitled to receive payment has failed to provide wire transfer instructions.

     Section  6.07.  Reports  to Regulatory Authorities. During the term of this
                     -----------------------------------
Agreement, the Reinsurer and the Company shall promptly furnish the other copies of any and all filings with, and reports or communications received from, any regulatory authority which relates directly and materially to the Non-Novated Dental Policies, including, without limitation, each annual statement, each quarterly financial report to the regulatory authority of the party's domicile having principal jurisdiction over the party and each report on periodic examination issued by such regulatory authority to the extent it relates to the Non-Novated Dental Policies.

                                   ARTICLE VII
                     DENTAL POLICY ADMINISTRATION; REPORTING
                     ---------------------------------------

     Section  7.01.  Administration  of  Non-Novated  Dental  Policies.  The
                     -------------------------------------------------
Company hereby grants the Reinsurer authority in all matters relating to administration of the Non-Novated Dental Policies to the fullest extent such authority may be granted pursuant to applicable law. In furtherance of the foregoing, the Company hereby nominates, constitutes and appoints the Reinsurer as its attorney-in-fact with respect to the rights, duties, privileges and obligations of the Company in and to the Non-Novated Dental Policies, with full power and authority to act in the name, place and stead of the Company with respect to the Non-Novated Dental Policies.

     Section  7.02. Administration. The Reinsurer shall, at its expense, provide
                    --------------
the technical and administrative service, assistance and support functions described in Schedule 7.02 attached hereto (the "Services") reasonably necessary
             -------------                       --------
or appropriate for the proper management and administration of the Non-Novated Dental Policies, which shall include, but not be limited to, Services required for the proper administration of the Non-Novated Dental Policies prior to the Effective Time and not performed as of the Effective Time. The Services at all times shall be consistent with the Company's prevailing practices and procedures as of the Effective Time with respect to similar types of policies actually communicated by the Company to Reinsurer and all applicable laws, regulations, and regulatory actions and pronouncements. (As used elsewhere in this Agreement, the terms "prevailing practices and procedures" will refer to the Company's prevailing practices and procedures as of the Effective Time communicated by the Company to the Reinsurer).

     Section  7.03.  Claims  Payment Instructions. The Reinsurer at its own cost
                     -----------------------------
shall administer and process all payments to reimburse providers and Members for covered Dental Services under the Non-Novated Dental Policies (the "Claims") in
                                                                     ------
conformance with the Company's prevailing practices and procedures with respect to similar types of policies, including review, investigation, adjustment, settlement, defense and payment of Claims, special investigation and anti-fraud compliance, and preparation of any report required concerning the foregoing Services and will, in connection with such Claims administration, retain, at its sole discretion and cost, any outside investigation firms, adjusters, attorneys or other professionals that the Reinsurer deems necessary in the adjustment of such Claims. If a Claim arising prior to the Effective Time under a Non-Novated Dental Policy is presented that the Reinsurer in good faith disputes, the Reinsurer shall consult with the Company. If, after such consultation, the Reinsurer and the Company disagree as to how to resolve a Claim, the Company shall be entitled to assume, at its own expense, the control of the handling or the defense of such a disputed Claim (a "Disputed Claim"), including employment
                                          --------------
of counsel. The Company shall apprise the Reinsurer of and consult with the Reinsurer with respect to the progress of a Disputed Claim. In exercising such control, the Company shall act in good faith in accordance with generally accepted claims practices of similar insurance companies under similar circumstances. Any payment of any portion of a Disputed Claim made by the Company shall be added to the Policy Liabilities and shall be unconditionally binding on the Reinsurer; provided, however, that if the Company receives an
                              --------  -------
offer of settlement or compromise from the other parties to a Disputed Claim for a particular amount or obtains a commitment from such other parties that they would accept a compromise or settlement requiring only the payment of a specific amount, the granting of an appropriate release or similar accommodation, and the Company, after mandatory consultation with and over the objection of the Reinsurer, refuses to consent thereto and elects to continue to dispute or otherwise pursue such Disputed Claim, then the liability of the Reinsurer with respect of such Disputed Claim shall be deemed limited to that amount including expenses which the Company would have been liable if such compromise or settlement had been accepted by the Company.

     Section  7.04.  Communications  Relating  to  Non-Novated  Dental Policies.
                     -------------------------------------------------------
On and after the Effective Time, the Company shall forward promptly to the Reinsurer all notices and other written communications it receives relating to the Non-Novated Dental Policies (including all inquiries or complaints from state insurance regulators, agents, brokers and Members and all notices of claims, suits and actions for which it receives service of process). The
Company  shall  be  entitled  to  retain  copies  of  all  such  materials.

     Section  7.05.  Complaint  Handling  Procedure. The Parties shall cooperate
                     ------------------------------
with each other in providing information necessary to respond to any inquiries and complaints concerning the Non-Novated Dental Policies. All inquiries and complaints concerning the Non-Novated Dental Policies received by the Company shall be forwarded immediately by facsimile or overnight mail to a contact person designated by the Reinsurer for reply. After consultation with the Company, except as provided below, the Reinsurer shall answer all inquiries and complaints received by it concerning the Non-Novated Dental Policies. If the Reinsurer and the Company disagree as to the appropriate response to an inquiry or complaint, the Company shall be entitled to assume, at its own expense, the control of the handling of the response to such inquiry or complaint (a "Disputed Complaint"), including employment of counsel. The Company shall
 -------------------
apprise the Reinsurer of and consult with the Reinsurer with respect to the progress of a Disputed Complaint. In exercising such control, the Company shall act in good faith consistent with the Company's prevailing practices and procedures as of the Effective Time with respect to similar inquiries or complaints. Any payment arising out of a Disputed Complaint controlled by the Company, to the extent such payment constitutes an Extra Contractual Liability, shall be added to the Policy Liabilities and shall be unconditionally binding on the Reinsurer; provided, however, that if the Company receives an offer of
                 --------   -------
settlement or compromise from the other parties to a Disputed Complaint for a particular amount or obtains a commitment from such other parties that they would accept a compromise or settlement requiring only the payment of a specific amount, the granting of an appropriate release or similar accommodation, and the Company, after mandatory consultation with and over the objection of the Reinsurer, refuses to consent thereto and elects to continue to dispute or otherwise pursue such Disputed Complaint, then the liability of the Reinsurer with respect of such Disputed Complaint shall be deemed limited to that amount including expenses for which the Company would have been liable if such compromise and settlement had been accepted by the Company. Upon answering such inquiries or complaints, the Reinsurer shall furnish the Company with a copy of the complaint file. The Reinsurer shall be solely responsible for maintaining any complaint files, complaint registers or other reports of any kind, which are required to be maintained under applicable law.

     Section  7.06.  Filings.  The  Reinsurer  shall  handle  all compliance and
                     -------
regulatory matters relating to the administration of the Non-Novated Dental Policies, including monitoring changes in applicable law, filing and refiling forms and rates, and preparing and filing all reports and other filings required by applicable law. The Reinsurer shall provide to the Company copies of all reports and filings with respect to the Non-Novated Dental Policies required to be made with any Governmental Authority.

     Section  7.07. Provider Services. In fulfilling its Obligations pursuant to
                    -----------------
Section 2.01, the Reinsurer shall provide, arrange for the provision of, or indemnify for the cost of dental care services and supplies ("Dental Services")
                                                               ---------------
required to satisfy all obligations with respect to the provision of Dental Services to Members and their dependents under the Non-Novated Dental Policies. The Reinsurer shall be responsible for the recruitment, credentialing and management of, and for contracting with, or gaining access to dental care and service providers adequate for the delivery of all Dental Services to Members required by or incidental to the Non-Novated Dental Policies.

     Section  7.08.  Administration of Novated Dental Policies. Except for those
                     ------------------------------------------
services to be provided to the Reinsurer by the Company pursuant to the Transition Services Agreement, administration and servicing of the Novated Dental Policies shall be the sole responsibility of the Reinsurer.

     Section  7.09.  Communications  Relating to Novated Dental Policies. On and
                     ----------------------------------------------------
after the Effective Time, the Company shall forward promptly to the Reinsurer all notices and other written communications received by it relating to the Novated Dental Policies (including all inquiries or complaints from state insurance regulators, agents, brokers and insureds and all notices of claims, suits and actions for which it receives service of process). The Company shall be entitled to retain copies of all such materials.

     Section 7.10. Novation Reports. Within ten (10) Business Days after the end
                   ----------------
of each month after the Effective Time, beginning with the month in which the first novation of an Dental Policy occurs, the Reinsurer shall provide to the Company a report indicating all Dental Policies that have been the subject of a novation by the Reinsurer during the prior month.

     Section  7.11.  Inspection. Each party hereto and its respective authorized
                     ----------
representatives shall have the right, upon prior written notice, at reasonable times during normal business hours, to inspect and review all books, records, accounts, reports, tax returns, files and information of the other party hereto reasonably relating to this Agreement. The Parties shall keep all non-public information received from the other party strictly confidential, and unless otherwise required by applicable Law or Governmental Authority, shall not disclose any of the same without obtaining the prior approval of the party providing the information. The rights of the Parties under this Section 7.11 shall survive termination of this Agreement.

                                  ARTICLE VIII
                     REGULATORY APPROVALS; STATEMENT CREDIT
                     --------------------------------------

     Section  8.01.  Regulatory  Approvals.  The  consummation of this Agreement
                     --------------------
and the transactions contemplated hereby are expressly contingent upon and subject to obtaining any and all such approvals and consents as may be required by applicable law, regulation, or Governmental Authority. No provision in this Agreement shall be deemed to require any party hereto to take any action prohibited by applicable law, regulation, or regulatory authority. The form of any application for any such approvals or consents as may be required by applicable law, regulation, or Governmental Authority shall be approved by the Company and the Reinsurer prior to the filing of any such application.

     Section  8.02.  Statement  Credit.  The  Reinsurer shall at its own expense
                     ----------------
take all actions reasonably necessary to permit the Company to obtain full financial statement credit in all applicable jurisdictions for the reinsurance provided to it by the Reinsurer and the assumptions by novation pursuant to this Agreement, including, if necessary, posting acceptable security.

                                   ARTICLE IX
                                 INDEMNIFICATION
                                 ---------------

     Section  9.01.  Indemnification  by  the  Reinsurer.  The  Reinsurer  shall
                     ----------------------------------
indemnify, defend and hold the Company harmless from and against all Policy Liabilities and all losses, liabilities, claims, damages and expenses (including reasonable attorneys' fees and expenses) that are based upon or arise out of the breach of any obligation of the Reinsurer provided for in this Agreement.

     Section  9.02.  Indemnification by the Company. The Company shall indemnify
                     -------------------------------
the Reinsurer against, and hold them harmless from, all losses, liabilities, claims, damages and expenses (including reasonable attorneys' fees and expenses) that are based upon or arise out of the breach of any obligation of the Company provided for in this Agreement.

                                    ARTICLE X
                                   INSOLVENCY
                                   ----------

     Section  10.01.  Payments  by  the  Reinsurer.  With  respect  to  any
                      ----------------------------
Non-Novated Dental Policy, the Reinsurer hereby agrees that all amounts due under this Agreement with respect to the Non-Novated Dental Policies shall be payable by the Reinsurer to any conservator, liquidator, or statutory successor of the Company on the basis of the claims allowed against the Company by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the Company having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as set forth in this Section 10.01 shall be made directly to the Company or to its conservator, liquidator, or statutory successor, except where the Non-Novated Dental Policy specifically provides another payee of such reinsurance in the event of the insolvency of the Company.

     Section  10.02. Claims. It is agreed that in the event of the insolvency of
                     ------
the Company, the liquidator, receiver or other statutory successor of the Company shall give prompt written notice to the Reinsurer of the pendency or submission of a Claim under the Non-Novated Dental Policies reinsured hereunder. During the pendency of such claim, the Reinsurer may investigate such Claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense available to the Company or its receiver. The expense thus incurred by the Reinsurer is chargeable against the Company, subject to any court approval, as a part of the expense of insolvency, liquidation, or rehabilitation to the extent of a proportionate share of the benefit which accrues to the Company solely as a result of the defense undertaken by the Reinsurer.

     Section  10.03. Novated Dental Contacts. All amounts due a Member under the
                     -----------------------
Novated Dental Policies shall be payable by the Reinsurer on the basis of the liability of the Reinsurer under the Novated Dental Policies, without diminution because of the insolvency of the Company. Any benefits or amounts due to Members with respect to a Novated Dental Policy shall be paid or performed by the Reinsurer in accordance with the Novated Dental Policy.

                                   ARTICLE XI
                                   ARBITRATION
                                   -----------

     Section  11.01.  Conciliation.  If  a  dispute  between  any of the Parties
                      ------------
relating to this Agreement is not resolved within ten (10) Business Days from the date that any party has notified another party that such dispute exists, then such dispute shall be submitted on the next Business Day for conciliation to a senior executive officer or his or her designee of each party. If such senior executive officers are unable to resolve the dispute within fifteen (15) Business Days from the date that it is first presented to them, then such dispute shall be referred to binding arbitration.

     Section 11.02. Arbitration. In the event of any dispute between the Parties
                    -----------
hereto relating to, arising out of, or in connection with any provision of this Agreement (hereinafter a "Dispute"), the Parties to this Agreement and their representatives, designees, successors and assigns agree that any such Dispute shall be settled by binding arbitration to take place in Orange County, California.

     Section  11.03.  Appointment of Arbitrator. Any arbitration hereunder shall
                      --------------------------
be conducted by a single arbitrator chosen from the panel of arbitrators of the Judicial Arbitration & Mediation Services ("JAMS") with experience and expertise in the dental HMO or dental indemnity insurance business. If a JAMS arbitrator with specific experience in the dental HMO or dental indemnity insurance business is not available, the arbitrator must have general experience in the health insurance industry. Within ten (10) days of notice of a Dispute from Company to Reinsurer or notice from Reinsurer to Company, the Company and Reinsurer shall use their best efforts to choose a mutually agreeable arbitrator. If the Company and the Reinsurer cannot agree on an arbitrator, the arbitrator shall promptly be selected by JAMS.

     Section  11.04.  Procedures.  The party submitting a Dispute to arbitration
                      ----------
hereunder shall present its case to the arbitrator and the other party hereto in written form within twenty (20) days after the appointment of the arbitrator. The other party hereto shall then have twenty (20) days to submit a written response to the arbitrator and the original party who submitted the Dispute to arbitration. After timely receipt of each party's case, the arbitrator shall have twenty (20) days to render his or her decision.

     Section  11.05.  Applicable  Law.  The arbitrator is relieved from judicial
                      ---------------
formalities and, in addition to considering the rules of law, the limitations contained in this Agreement and the customs and practices of the health care industry, shall make his or her award with a view to effectuating the intent of this Agreement.

     Section  11.06.  Decisions  Final.  The  decision  of  the arbitrator shall
                      ----------------
be final and binding upon the Parties, and judgment may be entered thereon in a court of competent jurisdiction.

     Section  11.07.  Costs.  Each party shall bear its own cost of arbitration,
                      -----
and  the  costs  of  the  arbitrator  shall  be  shared  equally by the Parties.

     Section  11.08.  Equitable Relief. Sections 11.01 and 11.02 shall not apply
                      -----------------
to any claim for equitable relief, including, without limitation, claims for specific performance, a preliminary injunction, or a temporary restraining order. Such claims shall be submitted to a court of competent jurisdiction, and neither party shall be required to post any bond or other security. If a party chooses to pursue equitable relief, such conduct shall not constitute a waiver of, or be deemed inconsistent with, the arbitration provisions set forth in this
Article XI. Once the claims for equitable relief are finally decided, any and all remaining claims shall be submitted to arbitration pursuant to Section 11.02 and the arbitrator shall be bound by the findings and rulings of the court on the claims for equitable relief.

     Section  11.09.  Survival  of  Article.  This  Article  XI  shall  survive
                      ---------------------
termination  of  this  Agreement.

                                   ARTICLE XII
                                  MISCELLANEOUS
                                  -------------

     Section  12.01.  Notices.  Any  notice  or  other communication required or
                      -------
permitted hereunder shall be in writing and shall be delivered by hand by certified process server, certified or registered mail (postage prepaid and return receipt requested), by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or by facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such respective type). Notices shall be effective upon receipt and shall be addressed as follows:

     If to the Reinsurer:

                            SafeGuard Health Enterprises, Inc.
                            95 Enterprise, Suite 100
                            Aliso Viejo, California  92656
                            Attn.: James E. Buncher
                            President and Chief Executive Officer
                            Tel: (949) 425-4100
                            Fax: (949) 425-4101

                       with a copy to:

                            Ronald I. Brendzel
                            Senior Vice President and General Counsel
                            SafeGuard Health Enterprises, Inc.
                            95 Enterprise, Suite 100
                            Aliso Viejo, California  92656
                            Tel: (949) 425-4110
                            Fax: (949) 425-4586

                       and

                            David K. Meyercord
                            Strasburger and Price, LLP
                            901 Main Street, Ste. 4300
                            Dallas, Texas  75202-3794
                            Tel: (214) 651-4525
                            Fax: (214) 659-4023

     If to the Company:

                            Health Net, Inc.
                            21650 Oxnard Street
                            Woodland Hills, California  91367
                            Attention:  General Counsel
                            Facsimile: (818) 676-7503

                       with a copy to:

                            Sonnenschein Nath & Rosenthal
                            685 Market Street, 6th Floor
                            San Francisco, California  94105
                            Attention:  Kenneth B. Schnoll
                            Facsimile:  (415) 543-5472

     All notices and other communications required or permitted under the terms of this Agreement that are addressed as provided in this Section shall (i) if delivered personally or by overnight express, be deemed given upon delivery;
(ii) if delivered by facsimile transmission, be deemed given when electronically confirmed; and (iii) if sent by registered or certified mail, be deemed given when received. Any party from time to time may change its address for notice purposes by giving a similar notice specifying a new address, but no such notice shall be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

     Section 12.02. Entire Agreement. This Agreement (including the Exhibits and
                    ----------------
Schedules hereto) and the Transaction Agreements contain the entire agreement and understanding among the Parties with respect to the transactions contemplated hereby, and supersedes all prior agreements and understandings, written or oral, with respect thereto.

     Section  12.03.  Expenses.  Except  as otherwise expressly provided in this
                      --------
Agreement, whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall pay its own costs and expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

     Section  12.04. Counterparts. This Agreement may be executed in one or more
                     ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

     Section  12.05.  No  Third  Party  Beneficiary.  Except  as  otherwise
                      -----------------------------
specifically provided in this Agreement, nothing in this Agreement is intended or shall be construed to give any person, other than the Parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions contained herein, and Reinsurer shall not be directly liable hereunder to any Member under any Non-Novated Dental Policy.

     Section 12.06. Amendment. This Agreement may only be amended or modified by
                    ---------
a written instrument executed on behalf of the Parties hereto and any such amendment shall be subject to receipt of any and all consents, approvals, permits and authorizations required to be obtained from Governmental Authorities.

     Section  12.07.  Assignment; Binding Effect. Neither this Agreement nor any
                      ---------------------------
of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by either of the Parties hereto without the prior written consent of the other party, and any such assignment that is attempted without such consent shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns.

     Section  12.08.  Invalid  Provisions. If any provision of this Agreement is
                      -------------------
held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of the Parties under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable; (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom.

     Section 12.09. Duty of Cooperation. Each party hereto shall cooperate fully
                    -------------------
with the other party hereto in all reasonable respects in order to accomplish the objectives of this Agreement.

     Section  12.10.  Governing  Law.  This  Agreement  shall be governed by and
                      --------------
construed  in  accordance  with  the  laws  of  the  State  of  California.

     Section  12.11.  Waiver.  Any  term  or  condition of this Agreement may be
                      ------
waived in writing at any time by the party that is entitled to the benefit thereof. A waiver on one occasion shall not be deemed to be a waiver of the same or any other breach or nonfulfillment on a future occasion. All remedies, either under the terms of this Agreement, or by law or otherwise afforded, shall be cumulative and not alternative, except as otherwise provided by law.

     Section  12.12.  Errors  and  Omissions.  Inadvertent  delays,  errors  or
                      ----------------------
omissions that occur or are made in connection with the transactions contemplated by this Agreement shall not relieve any party from any liability that would have attached had such delay, error or omission not occurred, provided that such error or omission is rectified by the party making such error or omission as soon as possible after discovery thereof and such error or omission does not prejudice any other party.

     Section  12.13.  Interpretation.  For purposes of this Agreement, the terms
                      --------------
"hereof", "herein", "hereto", "hereunder", and derivative or similar words refer
  -----    ------    ------    ---------
to this Agreement (including the exhibits hereto) as a whole unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in
                                 -------    --------      ---------
this  Agreement,  they  shall  be  deemed  to  be followed by the words "without
                                                                         -------
limitation".  Whenever  the  singular is used herein, the same shall include the
      ----
plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. The headings used in this Agreement have been inserted for convenience and do not constitute matter to be construed or interpreted in connection with this Agreement.

     Section  12.14. Business Associate. In performing functions, activities, or
                     ------------------
services for, or on behalf of, the Company involving the use or disclosure of Protected Health Information, as that term is defined in 45 CFR 164.501, the
Reinsurer  shall  comply  with  the  Business  Associate  Addendum  set forth in
Schedule  12.14  hereto.
---------------

     IN WITNESS WHEREOF, the Company and the Reinsurer have each executed this Agreement as of the date first written above.


                                 SAFEHEALTH LIFE INSURANCE COMPANY



                                      /s/ James E. Buncher
                                 ----------------------------------------
                                      James E. Buncher
                                      President and Chief Executive Officer


                                      /s/ Ronald I. Brendzel
                                 ----------------------------------------
                                      Ronald I. Brendzel
                                      Senior Vice President and Secretary


                                 HEALTH NET LIFE INSURANCE COMPANY



                                      /s/ David W. Anderson
                                 ----------------------------------------
                                      David W. Anderson
                                      President

                                  SCHEDULE 2.01

                        HEALTH NET LIFE INSURANCE COMPANY
                                 DENTAL POLICIES

     The Dental Policies identified by group and individual contract number and name:

                    To be determined as of the Effective Time

                                  SCHEDULE 7.02

                                    SERVICES

     The Reinsurer agrees to perform, consistent with the Company's prevailing practices and procedures and the terms of the Non-Novated Dental Policies, all services reasonably necessary for, and incident to the proper management and administration of, the Non-Novated Dental Policies, including but not limited to the following services:

A. All Member services relating to the Non-Novated Dental Policies including the following:

     1.   Billing  and  collection  of  premiums;

     2.   Process  and  payment  of  claims;

     3. Handle Member service requests (including adding new Members to group Dental Policies, deleting Members from group Dental Policies), administration of COBRA responsibilities, inquiries and complaints relating to the Non-Novated Dental Policies;

     4. Preparation and mailing of premium notices on a timely basis to Members and parties to the Non-Novated Dental Policies; transmission of additional premium notices, lapse notices, reinstatement offers and other notices to Members and parties to Dental Policies;

     5. Underwriting and processing of any and all policy changes and reinstatements;

     6. Member mailings of any necessary endorsements or other contract documents;

     7. Preparation of quarterly financial statement data (within ten Business Days after the end of a calendar quarter) and annual financial statement data (within 35 calendar days after the end of the calendar year), for inclusion in the Company's applicable financial statements;

     8. Administration of any agreement providing for the payment of commissions relating to any Non-Novated Dental Policy;

     9. Development, as necessary, and maintenance of computer systems required to provide the Services.

     10. Recruitment, credentialing and management of, and contracting with sufficient dental providers adequate for the delivery of all Dental Services to Members required by or incidental to the Non-Novated Dental Policies as determined by applicable law.

B. All services performed by the Reinsurer's employees providing legal, compliance, actuarial, accounting, treasury, human resources and data processing, including the preparation of financial and other relevant reports.

                                 SCHEDULE 12.14

                           BUSINESS ASSOCIATE ADDENDUM

This Business Associate Addendum (the "Addendum") supplements and is made a part of the Assumption and Indemnity Reinsurance Agreement (the "Agreement") by and between Health Net Life Insurance Company (the "Company") and SafeHealth Life Insurance Company (the "Reinsurer"), and is effective as of the effective date of the Agreement.

                                    Recitals

A. The Company may disclose certain information to the Reinsurer pursuant to the terms of the Agreement, some of which may constitute Protected Health Information, as defined below.

B. The parties intend to protect the privacy and provide for the security of Protected Health Information in compliance with the Health Insurance Portability and Accountability Act of 1996, Public law No. 104-191 ("HIPAA") and the regulations promulgated thereunder by the U.S. Department of Health and Human Services (the "HIPAA Regulations") and other applicable laws.

C. The purpose of this Addendum is to satisfy certain standards and requirements of HIPAA and the HIPAA Regulations, including, but not limited to, 45 CFR 164.502(e) and 45 CFR 164.504(e).

In consideration of the mutual promises below and the exchange of information pursuant to the Agreement and this Addendum, the parties agree as follows:

1.   Definitions

(a) Business Associate means the Reinsurer to the extent it performs functions, activities, or services for, or on behalf of, the Company pursuant to the Agreement involving the use or disclosure of Protected Health Information.

(b)     Covered  Entity  means  the  Company.

(c) "Privacy Rule" means the Standards for Privacy of Individually Identifiable Health Information at 45 CFR part 160 and part 164, subparts A and E.

(d) "Protected Health Information" has the same meaning as the term "protected health information" in 45 CFR 164.501, limited to the information created or received by Business Associate from or on behalf of Covered Entity.

(e) Capitalized terms used but not otherwise defined in this Addendum have the same meaning as those terms in the Privacy Rule.

2.   Obligations  and  Activities  of  Business  Associate

(a) Business Associate shall not use or disclose Protected Health Information other than as permitted or required by this Addendum or as Required By Law.

(b) Business Associate shall use appropriate safeguards to prevent use or disclosure of the Protected Health Information other than as provided for by the Agreement and this Addendum.

(c) Business Associate agrees to mitigate, to the extent practicable, any harmful effect that is known to Business Associate of a use or disclosure of Protected Health Information by Business Associate in violation of the requirements of this Addendum.

(d) Business Associate shall report to Covered Entity any use or disclosure of the Protected Health Information not provided for by this Addendum of which it becomes aware.

(e) Business Associate shall ensure that any agent, including a subcontractor, to whom it provides Protected Health Information received from, or created or received by Business Associate on behalf of, Covered Entity agrees to the same restrictions and conditions that apply through this Addendum to Business Associate with respect to such information.

(f) Business Associate shall provide access, at the request of Covered Entity, and in the time and manner designated by Covered Entity, to Protected Health Information in a Designated Record Set, to Covered Entity or, as directed by Covered Entity, to an Individual in order to meet the requirements under 45 CFR 164.524

(g) Business Associate agrees to make any amendment(s) to Protected Health Information in a Designated Record Set that the Covered Entity directs or agrees to pursuant to 45 CFR 164.526 at the request of Covered Entity or an Individual, and in the time and manner designated by Covered Entity.

(h) Business Associate agrees to make its internal practices, books, and records, including policies and procedures, relating to the use and disclosure of Protected Health Information received from, or created or received by Business Associate on behalf of, Covered Entity available to the Secretary, in a time and manner designated by the Secretary, for purposes of the Secretary determining Covered Entity's compliance with the Privacy Rule.

(i) Business Associate agrees to document such disclosures of Protected Health Information and information related to such disclosures as would be required for Covered Entity to respond to a request by an Individual for an accounting of disclosures of Protected Health Information in accordance with 45 CFR 164.528.

(j) Business Associate agrees to provide to Covered Entity, in the time and manner designated by Covered Entity, information collected in accordance with Section (2)(i) of this Addendum, to permit Covered Entity to respond to a request by an Individual for an accounting of disclosures of Protected Health
Information  in  accordance  with  45  CFR  164.528.


3. Permitted Uses and Disclosures by Business Associate General Use and Disclosure Provisions

     Except as otherwise limited in this Addendum, Business Associate may use or disclose Protected Health Information to perform functions, activities, or services for, or on behalf of, Covered Entity as specified in the Agreement, provided that such use or disclosure would not violate the Privacy Rule if done by Covered Entity.

4.   Specific  Use  and  Disclosure  Provisions

(a) Except as otherwise limited in this Addendum, Business Associate may use Protected Health Information for the proper management and administration of Business Associate or to carry out the legal responsibilities of Business Associate.

(b) Except as otherwise limited in this Addendum, Business Associate may disclose Protected Health Information for the proper management and administration of Business Associate, provided that disclosures are Required By Law, or Business Associate obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and used or further disclosed only as Required By Law or for the purpose for which it was disclosed to the person (which purpose shall be consistent with the limitations imposed by this Addendum) and the person notifies the Business Associate of any instances of which it is aware in which the confidentiality of the information has been breached.

(c) Except as otherwise limited in this Addendum, Business Associate may use Protected Health Information to provide Data Aggregation services to Covered Entity as permitted by 42 CFR 164.504(e)(2)(i)(B).

(d) Business Associate may use Protected Health Information to report violations of law to appropriate Federal and State authorities, consistent with 45 CFR 164.502(j)(1).

5. Obligations of Covered Entity Provisions for Covered Entity To Inform Business Associate of Privacy Practices and Restrictions

(a) Covered Entity shall notify Business Associate of any limitation in its notice of privacy practices in accordance with 45 CFR 164.520, to the extent that such limitation may affect Business Associate's use or disclosure of Protected Health Information.

(b) Covered Entity shall notify Business Associate of any changes in, or revocation of, permission by an Individual to use or disclose Protected Health Information, to the extent that such changes may affect Business Associate's use or disclosure of Protected Health Information.

(c) Covered Entity shall notify Business Associate of any restriction on the use or disclosure of Protected Health Information that Covered Entity has agreed to in accordance with 45 CFR 164.522, to the extent that such restriction may affect Business Associate's use or disclosure of Protected Health Information.

(d) Covered Entity shall not request Business Associate to use or disclose Protected Health Information in any manner that would not be permissible under the Privacy Rule if done by Covered Entity, except as permitted by Sections 4(b) and 4(c) of this Addendum.

6.   Term  and  Termination

(a) This Addendum shall be effective as of the effective date of the Agreement, and shall terminate when all of the Protected Health Information provided by Covered Entity to Business Associate, or created or received by Business Associate on behalf of Covered Entity, is destroyed or returned to Covered Entity, or, if it is infeasible to return or destroy Protected Health Information, protections are extended to such information, in accordance with the termination provisions in this Section.

(b) Upon Covered Entity's knowledge of a material breach of this Addendum by Business Associate, Covered Entity shall either: (i) provide an opportunity for Business Associate to cure the breach or end the violation and terminate this Addendum, and the provision for performance of functions, activities, or services for, or on behalf of Covered Entity under the Agreement, if Business Associate does not cure the breach or end the violation within the time specified by Covered Entity; (ii) immediately terminate this Addendum, and the provision for performance of functions, activities, or services for, or on behalf of Covered Entity under the Agreement, if Business Associate has breached a material term of this Addendum and cure is not possible; or (iii) if neither termination nor cure is feasible, report the violation to the Secretary.

(c)  Effect  of  Termination.

     (i) Except as provided in paragraph (ii) of this section, upon termination of this Addendum, for any reason, Business Associate shall return or destroy all Protected Health Information received from Covered Entity, or created or received by Business Associate on behalf of Covered Entity, and shall retain no copies of the Protected Health Information. This provision shall apply to Protected Health Information that is in the possession of subcontractors or agents of Business Associate.

     (ii) In the event that Business Associate determines that returning or destroying the Protected Health Information is infeasible, Business Associate shall provide to Covered Entity notification of the conditions that make return or destruction infeasible. Upon mutual agreement that return or destruction of Protected Health Information is infeasible, Business Associate shall extend the protections of this Addendum to such Protected Health Information and limit further uses and disclosures of such Protected Health Information to those purposes that make the return or destruction infeasible, for so long as Business Associate maintains such Protected Health Information.

7.   Miscellaneous

(a)     Regulatory  References. A reference in this Addendum to a section in the
        ----------------------
Privacy  Rule  means  the  section  as  in  effect  or  as  amended.

(b)     Amendment.  The  Parties  agree  to  take such action as is necessary to
        ---------
amend this Addendum from time to time as is necessary for Covered Entity to comply with the requirements of the Privacy Rule and the HIPAA.

(c)     Survival.  The  respective  rights and obligations of Business Associate
        --------
under Section 6(c) of this Addendum shall survive the termination of this Addendum.

(d)     Interpretation.  The  provisions of this Addendum shall prevail over any
        --------------
provisions in the Agreement that may conflict with or appear inconsistent with any provision of this Addendum. Any ambiguity in this Addendum shall be resolved to permit Covered Entity to comply with the Privacy Rule.

                                    EXHIBIT A
                                    ---------

                TO ASSUMPTION AND INDEMNITY REINSURANCE AGREEMENT

                                MEMBER MATERIALS



NOTICE OF TRANSFER (Arizona and California)

Dear Policyholder:

     This notifies you of an agreement reached between Health Net Life Insurance Company ("Health Net") and SafeHealth Life Insurance Company ("SafeHealth") for the transfer of your dental policy by SafeHealth. This assumption will be effective as of 12:01 a.m. Pacific Time, on _______________, 2003.

     SafeHealth Life Insurance Company is licensed to provide dental insurance products in [STATE]. To introduce you to SafeHealth, attached is a summary of essential information about SafeHealth.

     Your rights as a policyholder and the terms of your policy will not change as a result of the transfer. Your benefits will not change as a result of the transfer [although Health Net's provider network will be replaced with the provider network of SafeHealth and certain providers in the Health Net provider network may not be available in the SafeHealth provider network]. If you accept the transfer, SafeHealth will provide your coverage. It will have direct responsibility for the payment of all claims and benefits and for all other policy obligations. Health Net will no longer have any obligations to you.

     You have the following options with regard to the assumption of your policy:

     Option 1.      Accept  the  transfer  of  your  policy from Health Net to
                    SafeHealth.

     Option  2.     Reject  the proposed transfer of your policy from Health Net to SafeHealth. If you choose this option, Health Net will remain your insurer and you will have no rights to claim any payments from SafeHealth[, although SafeHealth will be administering your Health Net dental policy until your insurance terminates, as indicated below].

     Health  Net  and  SafeHealth  recommend  that  you  choose  Option  1.

     If you wish to choose Option 1, simply do not return the Rejection Form and you will automatically be deemed to have accepted this option upon _________ [date]. You should then attach the [enclosed] Certificate of Assumption [that you will be receiving under separate cover] to your policy.

     If you wish to choose Option 2, you must complete the enclosed Rejection Form, sign it and return it within _____ days of this Notice. If you do not return the Rejection Form within that time, you will be deemed to have accepted the transfer of your policy.
[You  should  also  return  the  [enclosed]  Certificate  of  Assumption.]

     In considering whether to accept the assumption, please note that Health Net intends to cease offering dental insurance as promptly as practicable after the transfer and assumption of its dental business to SafeHealth. Rejection of the assumption may ultimately result in termination of your coverage. [Please also note that Health Net has contracted with SafeHealth to administer its dental insurance policies until Health Net is able to withdraw completely from the market. As a result, if you reject the assumption although Health Net would remain legally responsible for its policy obligations to you, SafeHealth will be administering your Health Net dental policy until your insurance terminates.]

     The enclosed Certificate of Assumption should be attached to your policy unless you choose to reject the assumption of your policy.

     Your current and future premiums should be paid as indicated by your premium notices.

     If you have any questions about the assumption of your policy or about SafeHealth, please feel fee to call SafeHealth at (____) ____-_____. Written inquiries may be mailed to: SafeHealth at __________________ [address].

                                 Sincerely,



_________________________________          _________________________________

SAFEHEALTH LIFE INSURANCE                  HEALTH NET LIFE INSURANCE COMPANY
COMPANY

                           NOTICE OF TRANSFER [OREGON]

Dear Policyholder:

Important: Please read this notice carefully. This notice affects your rights under your insurance policy.

TRANSFER OF POLICY

SafeHealth Life Insurance Company ("SafeHealth") has agreed to replace Health Net Life Insurance Company ("Health Net") as your insurer under [insert policy or certificate name and number], effective as of 12:01 a.m. Pacific Time on _______________, 2003. SafeHealth's principal place of business is
________________.

At your request, Health Net Life will furnish to you financial information concerning both companies. This information will include the following:

(1) Ratings for the previous year, if available, from two nationally recognized insurance rating services. If a rating of either insurance company changed during the previous year, the ratings for the year preceding will be furnished as well.

(2) Balance sheets for the previous year, if available, and as of the date of the most recent quarterly statement.

(3) A copy of the Management's Discussion and Analysis that was filed as a supplement to the previous year's annual statement.

(4)  An  explanation  of  the  reason  for  the  transfer.

You may obtain additional information concerning SafeHealth from reference materials in your local library or by contacting the Oregon Insurance Division at 350 Winter St. NE, Room 440-1 Salem, Oregon 97301-0220.

SafeHealth is authorized to write this coverage in Oregon. [The Insurance Commissioner of Oregon has reviewed the potential effect of the proposed transaction, and has approved the transaction.]

YOUR RIGHTS

You may choose to consent to or reject the transfer of your policy to SafeHealth. If you want your policy transferred, you may notify us in writing by signing and returning the enclosed pre- addressed, postage-paid card or by writing to us at:

[Insert name, address and facsimile number of contact person]

Payment of your premium to the assuming company will also constitute acceptance of the transaction. [If premium notices are used: The first premium notice you receive from SafeHealth, however, will provide you with a method that will allow you to pay the premium while reserving the right to reject the transfer.] [If premium notices are NOT used: SafeHealth will provide you with a method by which you may pay the premium while reserving the right to reject the transfer.]

If you reject the transfer, you may keep your policy with Health Net or exercise any option under your policy. If we do not receive a written rejection you will, as a matter of law, have consented to the transfer. Before this consent is final, however, you will be provided a second notice of the transfer twelve months from now. After the second notice is provided you will have one month to reply. If you have paid your premium to SafeHealth without reserving your right to reject the transfer, you will not receive a second notice.

EFFECT OF TRANSFER

If you accept this transfer, SafeHealth will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. Health Net will no longer have any obligations to you.

If you accept this transfer, you should make all premium payments and claims submissions to SafeHealth and direct all questions to SafeHealth.

In considering whether to accept the assumption, please note that Health Net intends to cease offering dental insurance as promptly as practicable after the transfer and assumption of its dental business to SafeHealth. Rejection of the assumption may ultimately result in termination of your coverage. [Please also note that Health Net has contracted with SafeHealth to administer its dental insurance policies until Health Net is able to withdraw completely from the market. As a result, if you reject the assumption although Health Net would remain legally responsible for its policy obligations to you, SafeHealth will be administering your Health Net dental policy until your insurance terminates.]

Sincerely,

_____________

Health Net Life Insurance Company

[Address]
[Telephone Number]

For your convenience, we have enclosed a pre-addressed postage- paid response card. Please take time now to read the enclosed notice and complete and return the response card to us.

                             NOTICE TO GROUP MEMBERS

     Health Net Life Insurance Company ("Health Net") is presently implementing a plan that is intended to ensure uninterrupted coverage for our customers. As part of the plan, we have entered into an agreement with SafeHealth Life Insurance Company ("SafeHealth"), that will assume Health Net's dental insurance business. SafeHealth will replace Health Net under your dental insurance coverage with Health Net effective ________________, 2003.

     Your rights as an insured and the terms of your certificate of coverage will not change as a result of the transfer, except as set forth in the enclosed Certificate of Assumption. Your benefits will not change as a result of the transfer.

     The enclosed Certificate of Assumption should be attached to your certificate of coverage.

     Assumption of your dental insurance coverage will be effective as of ____________, 2003, at 12:01 a.m. Pacific Time. If you have any questions about the assumption of your contract or about SafeHealth, please feel fee to call SafeHealth at (____) ____-_____. Written inquiries may be mailed to: SafeHealth at [_____________].

                              Sincerely,



_________________________________          _________________________________

SAFEHEALTH LIFE INSURANCE                  HEALTH NET LIFE INSURANCE COMPANY
COMPANY

                            CERTIFICATE OF ASSUMPTION

[Individual]

     You are hereby notified that SafeHealth Life Insurance Company has, effective as of _________, 2003 (the "Effective Time"), assumed all rights, liabilities, and obligations of Health Net Life Insurance Company under your dental insurance policy with Health Net Life Insurance Company.

     From and after the Effective Time, all references in your policy or certificate to "Health Net Life Insurance Company" are hereby changed to "SafeHealth Life Insurance Company." Except for the substitution of SafeHealth for Health Net as your insurer, your rights as a insured will not be affected by the change in companies, and the terms and conditions of your policy or certificate will not be changed by reason of the assumption.

     All correspondence and inquiries concerning your policy or certificate, including premium payments, policy or certificate changes, and notices of claims, should be submitted to:

                        SafeHealth Life Insurance Company
                                      [address]

     This Certificate of Assumption, as of the Effective Time, forms a part of and should be attached to the policy or certificate issued to you by Health Net Life Insurance Company.

     IN WITNESS WHEREOF, SafeHealth Life Insurance Company has caused this Certificate of Assumption to be duly signed and issued.



                                               ---------------------------------
                                               SafeHealth Life Insurance Company

                        NOTICE OF REJECTION OF ASSUMPTION

                            [Arizona and California]

To:  HEALTH  NET  LIFE  INSURANCE  COMPANY

     REJECTION
     ---------

     I have reviewed the Certificate of Assumption whereby SafeHealth Life Insurance Company would assume all of the rights, liabilities, and obligations of Health Net Life Insurance Company under my dental insurance policy or certificate previously issued by Health Net Life Insurance Company. I have also reviewed the Notice of Transfer describing the transaction.

     I  hereby  notify you that I REJECT the proposed assumption of my policy or
                                --------
certificate and substitution of SafeHealth Life Insurance Company thereunder, and I wish to retain my policy or certificate with Health Net Life Insurance Company. I UNDERSTAND THAT HEALTH NET LIFE INSURANCE COMPANY INTENDS TO DISCONTINUE ITS DENTAL INSURANCE BUSINESS AND THAT REJECTION OF THE ASSUMPTION MAY ULTIMATELY RESULT IN TERMINATION OF MY COVERAGE.

DATE:

--------------------------------------------------
Policyholder Signature


--------------------------------------------------
Print or Type Name


--------------------------------------------------
ID # from the Health Net Life Insurance Company
Identification Card Issued to Policy Holder

                                  RESPONSE CARD

                                    [Oregon]

___ Yes, I accept the transfer of my policy from Health Net Life Insurance Company to SafeHealth Life Insurance Company.

___ No, I reject the proposed transfer of my policy Health Net Life Insurance Company to SafeHealth Life Insurance Company and wish to retain my policy Health Net Life Insurance Company

DATE:

-------------------------------------------------------------------
Policy Holder Signature


--------------------------------------------------
Print or Type Name


--------------------------------------------------
Street Address


--------------------------------------------------
City, State, Zip


--------------------------------------------------
ID # from the Health Net Life Insurance Company
Identification Card Issued to Policy Holder

                            CERTIFICATE OF ASSUMPTION

[Group]

     You are hereby notified that SafeHealth Life Insurance Company has, effective as of _____________, 2003 (the "Effective Time"), assumed all rights, liabilities, and obligations of Health Net Life Insurance Company under your dental insurance policy with Health Net Life Insurance Company.

     From and after the Effective Time, all references in your policy to "Health Net Life Insurance Company" are hereby changed to "SafeHealth Life Insurance Company."

     All correspondence and inquiries concerning your policy, including premium payments, policy changes, and notices of claims, should be submitted to:

                        SafeHealth Life Insurance Company
                                      [address]

     Except as described in this Certificate of Assumption, your rights as a policy holder will not be affected by the change in companies, and the terms and conditions of your policy will not be changed by reason of the assumption. This Certificate of Assumption, as of the Effective Time, forms a part of and should be attached to the dental insurance policy issued to you by Health Net Life Insurance Company. Copies of this Certificate of Assumption must be distributed to covered group members under the policy for attachment to their certificates of coverage.

     IN WITNESS WHEREOF, Health Net Life Insurance Company and SafeHealth Life Insurance Company have caused this Certificate of Assumption to be duly signed and issued.



---------------------------------              ---------------------------------
Health Net Life Insurance Company              SafeHealth Life Insurance Company